SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K
Current Report
______________

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2006 (June 30, 2006)

SoftNet Technology Corp.
(Exact name of Registrant as specified in charter)

Nevada	000-07693	74-3035831
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

11 Commerce Drive, 2nd Floor
Cranford, New Jersey  07016
(Address of Principal Executive Offices)

(Prior Address if Changed From Last Report)

(908) 204-9911
(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

               Effective 5:00 p.m. (EST) June 30, 2006, the Company entered into the following agreements related to the retirement and cancellation of $1,030,000 of long term debt: (i) In exchange for the retirement and cancellation of $500,000 of long term debt to Sabrina Holdings, the Company has issued a Warrant to purchase up to 20,000,000 shares of the Company’s Class A Common Stock at $0.035 per share.  The Warrant will expire on April 30, 2007.  Any shares issuable upon exercise of the Warrant will be unregistered restricted stock and subject registration or an exemption therefrom; (ii) In exchange for the retirement and cancellation of $530,000 of long term debt to DD Investments, the Company has agreed to issue of 5,000,000 shares of the Company’s Class A Common Stock.  The shares issuable will be unregistered restricted stock and subject registration or an exemption therefrom.

               Additionally, effective July 24, 2006 the Company and James M. Farinella (the Company’s C.E.O.) have entered into an agreement whereby all loans Mr. Farinella previously extended to the Company (in the approximate principal amount of $398,000) would be retired and cancelled in exchange for the issuance of 20,000,000 shares of the Company’s Class A Common Stock.  The shares issuable will be unregistered restricted stock and subject registration or an exemption therefrom.  This transaction concludes the Company’s elimination of its long term debt.

               Also, effective 5:00 p.m. (EST) June 30, 2006, the Company entered into an agreement with Alexander Holtermann (a German national) under the terms of which the Company will, in exchange for the return of 5,000,000 shares of the Company’s Class A Common Stock for cancellation, divest itself of SoftNet International, GmbH.  The Company is currently complying with all requirements under German law to conclude this transaction.

Item 2.01  Completion of Acquisition or Disposition of Assets.

               Effective 5:00 p.m. (EST) June 30, 2006, the Company performed a statutory merger with Indigo Technology Services, Inc. (“Indigo”, formerly a wholly owned subsidiary of the Company) wherein Indigo would merge with and into the Company.   The Company seeks to take advantage of the economies of scale to reduce duplication of duties to make the Indigo business a more profitable component of the Company’s overall revenue base.

Item 2.02 Results of Operations and Financial Condition

               On or about July 31, 2006, the Company announced in a press release (Pre Earnings Release – SoftNet Technology Increases Revenue By More Than 38% In 3rd Quarter 2006) that the projected revenue growth of the Company for the second quarter of 2006 was 38% and that revenues, subject to audit adjustments, increased from $1,093,523 to $1,518,90.  A copy of the press release is attached hereto as Exhibit 99.04.  The information in this Form 8-K being furnished under this Item 2.02 and Exhibit  99.04 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment
                 of Principal Officers.

               Effective June 30, 2006, David Facciani resigned from the Company’s Board of Directors.  Accordingly, the Board of Directors is constituted of two members.  The Company is currently in discussion with various individuals to fill the vacancies created by the earlier resignation of Michael Polack and now Mr. Facciani’s resignation.

Item 7.01    Regulation FD Disclosure.

               On July 24, 2006, the Company announced in a press release (SoftNet Technology Divests Ownership of SoftNet International GmbH) that the Company was centralizing its operations by the merger of Indigo with and into the Company (see, Item 2.01 above) and that it was divesting itself of its German subsidiary (see, Item 1.02 above). A copy of the press release is attached hereto as Exhibit 99.05.  The information in this Form 8-K being furnished under this Item 7.01 and Exhibit  99.05 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.  On July 26, 2006, the Company announced in a press release (SoftNet Technology Retires $1,030,000 of Debt) that the Company was retiring $1,030,000 of long term debt (see, Item 1.02 above) and that David Facciani had resigned from the Board of Directors of the Company (see, Item 5.02 above). A copy of the press release is attached hereto as Exhibit 99.06.  The information in this Form 8-K being furnished under this Item 7.01 and Exhibit  99.06 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing. On August 2, 2006, the Company announced in a press release (SoftNet Technology Eliminates Remaining Long Term Debt – CEO Takes Stock In Exchange For Outstanding Loans And Accrued Interest) that the C.E.O. of the Company converted nearly $400,000 of long term debt into equity and agreed to the cancellation of a loan payable to him (see, Item 1.02 above).  A copy of the press release is attached hereto as Exhibit 99.07.  The information in this Form 8-K being furnished under this Item 7.01 and Exhibit  99.07 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such

Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

               On June 1, 2006 the Company filed a registration statement on Form S-8 to register 4,958,678 shares of the Company’s stock for the payment of professionals including, without limitation, accountants, attorneys and advisors.  The Form S-8 filed by the Company can be viewed on the Company’s website (www.softnettechnology.com) under the “SEC Filings” tab.

               On June 9, 2006, the Company issued a total of 4,892,857 restricted shares of the Company’s Class A Common Stock as follows: (i) Pursuant to the Employment Agreement, the Company has agreed, as Executive Compensation, to issue 892,857 restricted shares of the Class A Common Stock of the Company for the quarter ended April 18, 2006; and (ii)  Pursuant to the Board Resolution, the Company has agreed to issue, as Executive Compensation, Shares as follows: Gregory S. Geodakyan – 1,000,000; Thomas Raymond – 1,000,000; and Gerald Rosemeyer – 2,000,000.  The shares issued are unregistered restricted stock and subject registration or an exemption therefrom.  A copy of the Board of Directors Resolution is attached as Exhibit 99.08.

Item 9.01  Financial Statements and Exhibits.
  Financial Statements of Businesses Disposed.
  The required financial statements will be filed with an amendment to this report in the time period prescribed by Item 9.01(b)(ii).

  Pro Forma Financial Information.
  The required pro forma financial information will be filed with an amendment to this report in the time period prescribed by Item 9.01(b)(ii).

  Exhibits.
  99.01                  Common Stock Warrant to Sabrina Holdings.
  99.02                  Cancellation and Discharge of Loan to DD Investments.
  99.03                  Cancellation and Discharge of Loan to James M. Farinella.
  99.04                  Press Release Dated July 31, 2006
  99.05                  Press Release Dated July 24, 2006
  99.06                  Press Release Dated July 26, 2006
  99.07                  Press Release Dated August 2, 2006
  99.08                  Board of Directors Resolution

Signatures

               Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 2, 2006                                                                      SoftNet Technology Corp.
                                                                                                         (Registrant)

                                                                                                           /s/  James M. Farinella
                                                                                                          James M. Farinella/President and CEO